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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)        November 21, 1997
                                                          -----------------



                              VIRTUAL TELECOM, INC.
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                (Exact name of registrant as specified in its charter)



         Delaware                       0-22351                 98-0162893
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(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
     Incorporation)                   File Number)           Identification No.)


        12, Av. des Morgines, 1213 Petit-Lancy / Geneva, Switzerland
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 (Address of Principal Executive Offices)                             (Zip Code)



Registrant s Telephone number, including area code            41-22-879-0879
                                                              --------------

                                       N/A
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         (Former name or former address, if changed since last report)


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On November 21, 1997, the appointment of Raimondo, Pettit & Glassman as independent auditors for the Registrant was terminated by the Registrant and Arthur Anderson SA was engaged as independent auditors. The decision to change independent auditors will be submitted to the Board of Directors of the Registrant for their ratification and approval. During the fiscal year ended December 31, 1996 and the subsequent interim period through September 30, 1997 there were no disagreements between the Registrant and Raimondo, Pettit & Glassman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements if not resolved to the satisfaction of Raimondo, Pettit & Glassman would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     The audit reports of Raimondo, Pettit & Glassman on the Registrant's financial statements as of and for the year ended December 31, 1996 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to audit scope, or accounting principles.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


a. Exhibit I - Copy of letter from Raimondo, Pettit & Glassman regarding change of independent public accountants.




                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Virtual  Telecom, Inc.


Dated: November  24, 1997                      /s/   NEIL GIBBONS
                                               ---------------------------
                                               Neil Gibbons, President



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                          RAIMONDO, PETTIT & GLASSMAN

               A PARTNERSHIP INCLUDING PROFESSIONAL CORPORATION
                         ACCOUNTANTS AND CONSULTANTS
                         UNION BANK TOWER, SUITE 1250
                          21515 HAWTHORNE BOULEVARD
                          TORRANCE, CALIFORNIA  90503
                                                       TELEPHONE (310) 540-5990
                                                             FAX (310) 543-3066



                               November 24, 1997




Securities and Exchange Commission
450 5th Street N.W.
Washington, DC  20549


Gentlemen:

We have been furnished with a copy of the response to Item 4 on Form 8-K for the change in accountants that occurred on November 21, 1997, which will be filed by our former client, Virtual Telecom, Inc. We agree with the statements made in response to that Item insofar as they relate to our firm.


                                           Very truly yours,


                                           /s/  RAIMONDO, PETTIT & GLASSMAN
                                           -----------------------------------
                                           Raimondo, Pettit & Glassman